SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 21, 2000


                              SILICON GAMING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         California                   0-28294                    77-0357939
----------------------------        -----------              -------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


2800 W. Bayshore Road, Palo Alto, California                       94303
--------------------------------------------                     ----------
  (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (650) 842-9000


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

On April 21,  2000,  the  company  distributed  the press  release  set forth as
Exhibit 99.1, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          Exhibit No          Description
          ----------          -----------
             99.1             Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed.

                                        SILICON GAMING, INC.


Date: April 21, 2000                    By /s/ Andrew Pascal
                                           -------------------------------------
                                           Andrew Pascal
                                           Chief Executive Officer
                                           and President